                    SCHWABFUNDS-REGISTERED TRADEMARK-




         SCHWAB MARKETMANAGER
         PORTFOLIOS-TRADE MARK-


                             ANNUAL REPORT
                                  AND
                     AN IMPORTANT NOTICE REGARDING
                        DELIVERY OF SHAREHOLDER
                               DOCUMENTS



October 31, 1999

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted a rule permitting mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Schwab may begin indefinitely householding prospectuses and shareholder reports for SchwabFunds-Registered Trademark- effective February 29, 2000.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES and shareholder reports ARE AVAILABLE FREE OF CHARGE, AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SchwabFunds prospectuses are also available on our Web site at www.schwab.com.

If you would otherwise fall under our householding policy, but for any reason prefer to receive multiple SchwabFunds prospectuses and shareholder reports, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 1-800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                    SCHWABFUNDS-REGISTERED TRADEMARK-




         SCHWAB MARKETMANAGER
         PORTFOLIOS-TRADE MARK-


         - GROWTH
         - BALANCED
         - SMALL CAP
         - INTERNATIONAL



         Annual Report
         October 31, 1999

SCHWAB MARKETMANAGER PORTFOLIOS-TM-

We are pleased to bring you this annual report for the Schwab MarketManager Portfolios (the Portfolios) for the one-year period ended October 31, 1999. In this report you will find performance statistics and other useful information for the following four Portfolios:
  - Schwab MarketManager Growth Portfolio
  - Schwab MarketManager Balanced Portfolio
  - Schwab MarketManager Small Cap Portfolio
  - Schwab MarketManager International Portfolio

We appreciate that our investors recognize that the MarketManager Portfolios can be a smart and efficient way to participate in a professionally managed portfolio of actively managed mutual funds. Senior Portfolio Manager Cynthia Liu and her team, supported by the Schwab Center for Investment Research, use sophisticated quantitative tools and techniques to provide a level of day-to-day portfolio analysis and management that few investors could replicate.

FUND LISTINGS
The MarketManager Portfolios are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading SCHWABFUNDS:-Registered Trademark-

NEWSPAPER LISTING*  SYMBOL
MM Gro              SWOGX
MM Bal              SWOBX
MM Intl             SWOIX
MM SCp              SWOSX

* Note that newspaper listings will indicate the previous day's quotation.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Investor Should Know             2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab MarketManager Growth Portfolio
  PORTFOLIO PERFORMANCE                     8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Schwab MarketManager Balanced Portfolio
  PORTFOLIO PERFORMANCE                    12
  PORTFOLIO SNAPSHOT                       14
---------------------------------------------
Schwab MarketManager Small Cap Portfolio
  PORTFOLIO PERFORMANCE                    16
  PORTFOLIO SNAPSHOT                       18
---------------------------------------------
Schwab MarketManager International
 Portfolio
  PORTFOLIO PERFORMANCE                    20
  PORTFOLIO SNAPSHOT                       22
---------------------------------------------
The Portfolio Management Team              24
---------------------------------------------
Portfolio Discussion                       25
---------------------------------------------
Glossary                                   29
---------------------------------------------
Financial Statements and Notes             31
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]

Dear Shareholder,

As 1999 draws to a close, I'd like to take this opportunity to reflect on the year and the changes and milestones that have taken place at Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the SchwabFunds-Registered Trademark- Family.

First of all, we reached a significant milestone in September, when SchwabFunds assets topped the $100 billion mark. With the support of investors like you, SchwabFunds continue to be among the largest and fastest growing fund families in the nation.

Secondly, we added two new products to our SchwabFunds offering:

- SCHWAB TOTAL STOCK MARKET INDEX FUND-TM- seeks to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stock market performance. In one single, low-cost investment, fund investors can benefit from exposure to U.S. companies of all types and sizes.

- SCHWAB YIELDPLUS FUND-TM- The fund seeks high current income with minimal changes in share price. It is designed to provide the potential for higher yields than a money fund and lower risk than a longer-term bond fund through a management strategy designed to minimize price fluctuation. Intended for your long-term (over one-year) cash needs, the fund seeks to increase the overall yield potential of the cash portion of your portfolio.

For more information on either of these funds, please call 1-800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses. Please read it carefully before investing.

I encourage you to take a moment to read this annual report as it is designed to provide timely information about your SchwabFunds investments. You will find information on each fund's total returns and performance, as well as commentary on market conditions provided by the portfolio management team. In the section "What Every Investor Should Know", we've also provided guidelines that can help you reach your goals by establishing--or maintaining--an ongoing investment program.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all of the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource which can help you keep track your funds' performance.

At Schwab our philosophy has always been that a combination of regular investing and diversification is the best strategy over the long term. By investing in SchwabFunds, you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
October 31, 1999

 THE YEAR 2000

  One issue with the potential to disrupt portfolio operations and affect performance is the inability of some computers to recognize the year 2000. The Investment Adviser will continue to take steps to enable its systems to handle the year 2000 problem. The Investment Adviser is also seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance however, exactly how this issue will affect portfolio administration, portfolio performance or securities markets in general.

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification ACROSS asset classes can be just as important as diversification WITHIN one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which have tended to move with less-than-perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.*

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                No. of
                         Fixed       Share      Shares
                       Investment    Price     Purchased
--------------------------------------------------------
Month 1                    $400       $10           40
--------------------------------------------------------
Month 2                    $400        $8           50
--------------------------------------------------------
Month 3                    $400        $5           80
--------------------------------------------------------
Month 4                    $400        $8           50
--------------------------------------------------------
Month 5                    $400       $10           40
--------------------------------------------------------
Totals                   $2,000        --          260
--------------------------------------------------------

AVERAGE SHARE PRICE ($41 DIVIDED BY 5
periods):                                        $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares):               $7.69
PER-SHARE ADVANTAGE:                             $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

* Regular investing strategies such as dollar-cost averaging do not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment, investors should consider their ability to continue purchases through periods of low price levels.
2

  SCHWAB'S 10 INVESTING PRINCIPLES

   1. START WITH THE BASICS FOR LONG-TERM INVESTING.

   2. GET STARTED NOW!

   3. KNOW YOURSELF.

   4. INVEST IN THE STOCK MARKET FOR GROWTH.

   5. TAKE A LONG-TERM VIEW.

   6. BUILD A DIVERSIFIED PORTFOLIO.

   7. CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

   8. MINIMIZE YOUR EXPENSES.

   9. STAY ON TRACK.

  10. BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in MONEYLINK,-Registered Trademark- Schwab's electronic transfer service, to automatically transfer money to your Schwab account.

With MoneyLink, you can arrange to regularly and automatically transfer money between your bank account and your Schwab account. It's a convenient way to build your investment over time.

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by shortterm market trends. For more information, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 1-800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

  You can find a wealth of information about our investment philosophy and funds, as well as updated fund performance data at our Web site:
  WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its lengthy expansion with a strong real growth rate of 4.3% for the year ended September 1999--a rate considered to be in excess of the long-term maximum sustainable non-inflationary growth rate. High levels of consumer confidence and spending, low interest rates, rising real wages and strong gains in stock prices have been the principal factors responsible for this lengthy expansion.

In a major revision of the GDP benchmark data going back four decades, the Commerce Department reported that, during the 1990s, growth was stronger, personal savings higher, and inflation lower than previously calculated.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            REAL GDP GROWTH RATE
                         QUARTERLY PERCENTAGE CHANGE
                              (ANNUALIZED RATE)
Q1 1990                                         5.0%
Q2 1990                                         1.0%
Q3 1990                                        -0.6%
Q4 1990                                        -3.0%
Q1 1991                                        -1.7%
Q2 1991                                         2.6%
Q3 1991                                         1.3%
Q4 1991                                         2.5%
Q1 1992                                         4.3%
Q2 1992                                         4.0%
Q3 1992                                         3.1%
Q4 1992                                         5.2%
Q1 1993                                        -0.7%
Q2 1993                                         2.1%
Q3 1993                                         1.5%
Q4 1993                                         6.0%
Q1 1994                                         3.6%
Q2 1994                                         5.7%
Q3 1994                                         2.2%
Q4 1994                                         5.1%
Q1 1995                                         1.5%
Q2 1995                                         0.8%
Q3 1995                                         3.2%
Q4 1995                                         3.3%
Q1 1996                                         2.9%
Q2 1996                                         6.9%
Q3 1996                                         2.2%
Q4 1996                                         4.9%
Q1 1997                                         4.9%
Q2 1997                                         5.1%
Q3 1997                                         4.0%
Q4 1997                                         3.1%
Q1 1998                                         6.7%
Q2 1998                                         2.1%
Q3 1998                                         3.8%
Q4 1998                                         5.9%
Q1 1999                                         3.7%
Q2 1999                                         1.9%
Q3 1999                                         5.5%
Source: BLOOMBERG L.P.

Despite some recent slowing in the housing sector and a moderate decline in consumer confidence, personal consumption and business fixed investment remain strong. The consensus of most economists is that the U.S. economy appears poised for continued growth, but at a more moderate pace than experienced so far in 1999.

Last year's concerns over the impact of international economic problems have been displaced by concerns over imbalances in the domestic economy, namely the surging current account (trade) deficit, record high stock valuations, and the low savings rate. Looking ahead, the behavior of domestic consumers in response to continued stock market volatility may also be a key determinant of whether the economy continues on its current course or softens throughout 2000.

UNEMPLOYMENT

October's unemployment rate of 4.1% was a 29-year low. Labor markets continue to be extremely tight in many areas of the country. Growth in the labor force has slowed, and there continues to be concern that wage and benefits increases may begin to put more pressure on labor costs (refer to Employment Cost Index on the next page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        U.S. UNEMPLOYMENT RATE
Jan-90                                    5.4%
Feb-90                                    5.3%
Mar-90                                    5.2%
Apr-90                                    5.4%
May-90                                    5.4%
Jun-90                                    5.2%
Jul-90                                    5.5%
Aug-90                                    5.7%
Sep-90                                    5.9%
Oct-90                                    5.9%
Nov-90                                    6.2%
Dec-90                                    6.3%
Jan-91                                    6.4%
Feb-91                                    6.6%
Mar-91                                    6.8%
Apr-91                                    6.7%
May-91                                    6.9%
Jun-91                                    6.9%
Jul-91                                    6.8%
Aug-91                                    6.9%
Sep-91                                    6.9%
Oct-91                                    7.0%
Nov-91                                    7.0%
Dec-91                                    7.3%
Jan-92                                    7.3%
Feb-92                                    7.4%
Mar-92                                    7.4%
Apr-92                                    7.4%
May-92                                    7.6%
Jun-92                                    7.8%
Jul-92                                    7.7%
Aug-92                                    7.6%
Sep-92                                    7.6%
Oct-92                                    7.3%
Nov-92                                    7.4%
Dec-92                                    7.4%
Jan-93                                    7.3%
Feb-93                                    7.1%
Mar-93                                    7.0%
Apr-93                                    7.1%
May-93                                    7.1%
Jun-93                                    7.0%
Jul-93                                    6.9%
Aug-93                                    6.8%
Sep-93                                    6.7%
Oct-93                                    6.8%
Nov-93                                    6.6%
Dec-93                                    6.5%
Jan-94                                    6.8%
Feb-94                                    6.6%
Mar-94                                    6.5%
Apr-94                                    6.4%
May-94                                    6.1%
Jun-94                                    6.1%
Jul-94                                    6.3%
Aug-94                                    6.0%
Sep-94                                    5.8%
Oct-94                                    5.8%
Nov-94                                    5.6%
Dec-94                                    5.5%
Jan-95                                    5.6%
Feb-95                                    5.4%
Mar-95                                    5.3%
Apr-95                                    5.8%
May-95                                    5.8%
Jun-95                                    5.6%
Jul-95                                    5.6%
Aug-95                                    5.7%
Sep-95                                    5.6%
Oct-95                                    5.5%
Nov-95                                    5.7%
Dec-95                                    5.6%
Jan-96                                    5.6%
Feb-96                                    5.5%
Mar-96                                    5.6%
Apr-96                                    5.5%
May-96                                    5.6%
Jun-96                                    5.3%
Jul-96                                    5.5%
Aug-96                                    5.1%
Sep-96                                    5.2%
Oct-96                                    5.2%
Nov-96                                    5.3%
Dec-96                                    5.4%
Jan-97                                    5.3%
Feb-97                                    5.3%
Mar-97                                    5.1%
Apr-97                                    5.0%
May-97                                    4.7%
Jun-97                                    5.0%
Jul-97                                    4.7%
Aug-97                                    4.9%
Sep-97                                    4.7%
Oct-97                                    4.7%
Nov-97                                    4.6%
Dec-97                                    4.7%
Jan-98                                    4.5%
Feb-98                                    4.6%
Mar-98                                    4.6%
Apr-98                                    4.3%
May-98                                    4.3%
Jun-98                                    4.5%
Jul-98                                    4.5%
Aug-98                                    4.5%
Sep-98                                    4.5%
Oct-98                                    4.5%
Nov-98                                    4.4%
Dec-98                                    4.3%
Jan-99                                    4.3%
Feb-99                                    4.4%
Mar-99                                    4.2%
Apr-99                                    4.3%
May-99                                    4.2%
Jun-99                                    4.3%
Jul-99                                    4.3%
Aug-99                                    4.2%
Sep-99                                    4.2%
Oct-99                                    4.1%
Source: BLOOMBERG L.P.

INFLATION

Price inflation continued to remain well contained. The Consumer Price Index
(CPI) rose just 2.6% for the year ended October 1999. Its core rate (which excludes the more volatile food and energy components) rose just 2.1%. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.3% for the year ended September 1999.

The Employment Cost Index, which measures inflation in wages, salaries and benefits was also well contained, increasing 3.1% for the year ended September 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION
                        QUARTERLY EMPLOYMENT COST INDEX  MONTHLY CONSUMER PRICE INDEX
Jan-90                                             5.5%                          5.2%
Feb-90                                             5.5%                          5.3%
Mar-90                                             5.5%                          5.2%
Apr-90                                             5.4%                          4.7%
May-90                                             5.4%                          4.4%
Jun-90                                             5.4%                          4.7%
Jul-90                                             5.2%                          4.8%
Aug-90                                             5.2%                          5.6%
Sep-90                                             5.2%                          6.2%
Oct-90                                             4.9%                          6.3%
Nov-90                                             4.9%                          6.3%
Dec-90                                             4.9%                          6.1%
Jan-91                                             4.6%                          5.7%
Feb-91                                             4.6%                          5.3%
Mar-91                                             4.6%                          4.9%
Apr-91                                             4.6%                          4.9%
May-91                                             4.6%                          5.0%
Jun-91                                             4.6%                          4.7%
Jul-91                                             4.3%                          4.4%
Aug-91                                             4.3%                          3.8%
Sep-91                                             4.3%                          3.4%
Oct-91                                             4.3%                          2.9%
Nov-91                                             4.3%                          3.0%
Dec-91                                             4.3%                          3.1%
Jan-92                                             4.0%                          2.6%
Feb-92                                             4.0%                          2.8%
Mar-92                                             4.0%                          3.2%
Apr-92                                             3.6%                          3.2%
May-92                                             3.6%                          3.0%
Jun-92                                             3.6%                          3.1%
Jul-92                                             3.5%                          3.2%
Aug-92                                             3.5%                          3.1%
Sep-92                                             3.5%                          3.0%
Oct-92                                             3.5%                          3.2%
Nov-92                                             3.5%                          3.0%
Dec-92                                             3.5%                          2.9%
Jan-93                                             3.5%                          3.3%
Feb-93                                             3.5%                          3.2%
Mar-93                                             3.5%                          3.1%
Apr-93                                             3.6%                          3.2%
May-93                                             3.6%                          3.2%
Jun-93                                             3.6%                          3.0%
Jul-93                                             3.6%                          2.8%
Aug-93                                             3.6%                          2.8%
Sep-93                                             3.6%                          2.7%
Oct-93                                             3.5%                          2.8%
Nov-93                                             3.5%                          2.7%
Dec-93                                             3.5%                          2.7%
Jan-94                                             3.2%                          2.5%
Feb-94                                             3.2%                          2.5%
Mar-94                                             3.2%                          2.5%
Apr-94                                             3.2%                          2.4%
May-94                                             3.2%                          2.3%
Jun-94                                             3.2%                          2.5%
Jul-94                                             3.2%                          2.8%
Aug-94                                             3.2%                          2.9%
Sep-94                                             3.2%                          3.0%
Oct-94                                             3.0%                          2.6%
Nov-94                                             3.0%                          2.7%
Dec-94                                             3.0%                          2.7%
Jan-95                                             2.9%                          2.8%
Feb-95                                             2.9%                          2.9%
Mar-95                                             2.9%                          2.9%
Apr-95                                             2.9%                          3.1%
May-95                                             2.9%                          3.2%
Jun-95                                             2.9%                          3.0%
Jul-95                                             2.7%                          2.8%
Aug-95                                             2.7%                          2.6%
Sep-95                                             2.7%                          2.5%
Oct-95                                             2.7%                          2.8%
Nov-95                                             2.7%                          2.6%
Dec-95                                             2.7%                          2.5%
Jan-96                                             2.8%                          2.7%
Feb-96                                             2.8%                          2.7%
Mar-96                                             2.8%                          2.8%
Apr-96                                             2.9%                          2.9%
May-96                                             2.9%                          2.9%
Jun-96                                             2.9%                          2.8%
Jul-96                                             2.8%                          3.0%
Aug-96                                             2.8%                          2.9%
Sep-96                                             2.8%                          3.0%
Oct-96                                             2.9%                          3.0%
Nov-96                                             2.9%                          3.3%
Dec-96                                             2.9%                          3.3%
Jan-97                                             2.9%                          3.0%
Feb-97                                             2.9%                          3.0%
Mar-97                                             2.9%                          2.8%
Apr-97                                             2.8%                          2.5%
May-97                                             2.8%                          2.2%
Jun-97                                             2.8%                          2.3%
Jul-97                                             3.0%                          2.2%
Aug-97                                             3.0%                          2.2%
Sep-97                                             3.0%                          2.2%
Oct-97                                             3.3%                          2.1%
Nov-97                                             3.3%                          1.8%
Dec-97                                             3.3%                          1.7%
Jan-98                                             3.3%                          1.6%
Feb-98                                             3.3%                          1.4%
Mar-98                                             3.3%                          1.4%
Apr-98                                             3.5%                          1.4%
May-98                                             3.5%                          1.7%
Jun-98                                             3.5%                          1.7%
Jul-98                                             3.7%                          1.7%
Aug-98                                             3.7%                          1.6%
Sep-98                                             3.7%                          1.5%
Oct-98                                             3.4%                          1.5%
Nov-98                                             3.4%                          1.5%
Dec-98                                             3.4%                          1.6%
Jan-99                                             3.0%                          1.7%
Feb-99                                             3.0%                          1.6%
Mar-99                                             3.0%                          1.7%
Apr-99                                             3.2%                          2.3%
May-99                                             3.2%                          2.1%
Jun-99                                             3.2%                          2.0%
Jul-99                                             3.1%                          2.1%
Aug-99                                             3.1%                          2.3%
Sep-99                                             3.1%                          2.6%
Oct-99                                                                           2.6%
Source: BLOOMBERG L.P.

Although there is little evidence of accelerating core inflation, the U.S. Federal Reserve Board has expressed concern that should labor markets continue to tighten, increases in wages may outpace productivity growth. In that environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.8% in 1998 and at a 2.7% annualized rate in the first three quarters of 1999, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN PERFORMANCE
GROWTH OF A HYPOTHETICAL $1 INVESTMENT
                                        MSCI-EAFE-Registered  S&P 500     Russell 2000  Lehman Aggregate
                                            Trademark- Index    Index  Small-Cap Index        Bond Index
Oct-98                                                 $1.00    $1.00            $1.00             $1.00
Nov-98                                                 $1.05    $1.06            $1.05             $1.01
Dec-98                                                 $1.09    $1.12            $1.12             $1.01
Jan-99                                                 $1.09    $1.17            $1.13             $1.02
Feb-99                                                 $1.06    $1.13            $1.04             $1.00
Mar-99                                                 $1.11    $1.18            $1.06             $1.00
Apr-99                                                 $1.15    $1.22            $1.15             $1.01
May-99                                                 $1.09    $1.19            $1.17             $1.00
Jun-99                                                 $1.14    $1.26            $1.22             $0.99
Jul-99                                                 $1.17    $1.22            $1.19             $0.99
Aug-99                                                 $1.17    $1.22            $1.14             $0.99
Sep-99                                                 $1.18    $1.18            $1.14             $1.00
Oct-99                                                 $1.23    $1.26            $1.15             $1.01

COMPILED BY CHARLES SCHWAB & CO., INC.

Large-cap domestic stocks, as represented by the S&P 500-Registered Trademark-Index, continued to be the strongest performing asset class, achieving a total return of 25.7% for the year ended October 1999. Within the S&P 500, growth stocks continued to be the strongest performing style for the period. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index also experienced a positive return of 14.9%.

Assisted by the rebound in Asian markets, international stock returns, as represented by the MSCI-EAFE Index, experienced a positive total return of 23.0% for the one-year reporting period ended October 31, 1999.

Reflecting the rise in intermediate and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index,-Registered Trademark- were 0.5% for the one-year reporting period.

U.S. EQUITY VALUATION

The price/earnings (P/E) ratio for the S&P 500-Registered Trademark- Index reached record highs during the reporting period and ended the period at a lofty
29.9 times earnings, approximately twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
Jan-90                        14.37
Feb-90                        14.21
Mar-90                        14.77
Apr-90                        14.82
May-90                        15.84
Jun-90                        16.66
Jul-90                        16.65
Aug-90                        15.57
Sep-90                         14.9
Oct-90                        14.36
Nov-90                        14.59
Dec-90                        15.19
Jan-91                        14.95
Feb-91                        16.82
Mar-91                        17.48
Apr-91                        17.85
May-91                        17.92
Jun-91                        17.96
Jul-91                        18.07
Aug-91                        19.72
Sep-91                        19.88
Oct-91                        19.92
Nov-91                        21.02
Dec-91                        21.85
Jan-92                        23.35
Feb-92                        23.83
Mar-92                        25.45
Apr-92                        25.51
May-92                        25.71
Jun-92                        25.08
Jul-92                        25.61
Aug-92                         25.5
Sep-92                        24.37
Oct-92                        23.94
Nov-92                        24.08
Dec-92                        24.01
Jan-93                         24.2
Feb-93                        24.25
Mar-93                        24.22
Apr-93                         23.2
May-93                        23.21
Jun-93                        22.58
Jul-93                        22.52
Aug-93                        23.02
Sep-93                        23.74
Oct-93                        23.97
Nov-93                        22.55
Dec-93                        23.55
Jan-94                        22.98
Feb-94                        21.17
Mar-94                        20.34
Apr-94                         20.1
May-94                        20.16
Jun-94                        19.76
Jul-94                        18.64
Aug-94                         18.9
Sep-94                        18.26
Oct-94                        17.55
Nov-94                        16.58
Dec-94                        16.98
Jan-95                        16.23
Feb-95                         16.2
Mar-95                         16.5
Apr-95                        16.02
May-95                        16.43
Jun-95                        16.82
Jul-95                        16.55
Aug-95                        16.18
Sep-95                        16.86
Oct-95                        16.18
Nov-95                        17.14
Dec-95                        17.41
Jan-96                        18.11
Feb-96                        18.56
Mar-96                        18.94
Apr-96                        19.16
May-96                        19.48
Jun-96                         19.3
Jul-96                        18.31
Aug-96                        18.62
Sep-96                        19.75
Oct-96                         19.6
Nov-96                        21.05
Dec-96                         20.7
Jan-97                        20.55
Feb-97                        20.98
Mar-97                        19.87
Apr-97                        20.24
May-97                        21.43
Jun-97                        22.45
Jul-97                        23.92
Aug-97                        22.64
Sep-97                           24
Oct-97                        22.84
Nov-97                        24.02
Dec-97                        24.51
Jan-98                        24.99
Feb-98                        26.44
Mar-98                        27.76
Apr-98                        26.51
May-98                        26.12
Jun-98                        27.09
Jul-98                        26.78
Aug-98                        22.77
Sep-98                        24.23
Oct-98                        27.58
Nov-98                        30.14
Dec-98                        31.97
Jan-99                        33.29
Feb-99                        32.65
Mar-99                        33.78
Apr-99                         33.9
May-99                        32.74
Jun-99                         34.7
Jul-99                        31.62
Aug-99                        31.21
Sep-99                         29.9
Oct-99                        29.92
30-Year Average                15.5
Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate term rates continued to climb upward during the reporting period. Scaled back concerns about the impact of international economic problems and the continued growth of the domestic economy were the primary drivers of this upward trend in yields.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
                                            30-YEAR TREASURY  FIVE-YEAR TREASURY
                                                  BOND YIELD          NOTE YIELD
10/2/98                                                4.84%               4.08%
10/9/98                                                5.12%               4.46%
10/16/98                                               4.98%               4.04%
10/23/98                                               5.18%               4.30%
10/30/98                                               5.16%               4.23%
11/6/98                                                5.39%               4.59%
11/13/98                                               5.25%               4.50%
11/20/98                                               5.22%               4.60%
11/27/98                                               5.16%               4.59%
12/4/98                                                5.04%               4.39%
12/11/98                                               5.02%               4.39%
12/18/98                                               5.00%               4.36%
12/25/98                                               5.22%               4.71%
1/1/99                                                 5.10%               4.54%
1/8/99                                                 5.27%               4.73%
1/15/99                                                5.11%               4.55%
1/22/99                                                5.08%               4.52%
1/29/99                                                5.09%               4.55%
2/5/99                                                 5.35%               4.86%
2/12/99                                                5.42%               4.96%
2/19/99                                                5.39%               4.99%
2/26/99                                                5.58%               5.22%
3/5/99                                                 5.60%               5.22%
3/12/99                                                5.53%               5.06%
3/19/99                                                5.56%               5.08%
3/26/99                                                5.59%               5.08%
4/2/99                                                 5.46%               4.96%
4/9/99                                                 5.46%               4.96%
4/16/99                                                5.57%               5.11%
4/23/99                                                5.60%               5.14%
4/30/99                                                5.66%               5.21%
5/7/99                                                 5.81%               5.37%
5/14/99                                                5.92%               5.50%
5/21/99                                                5.75%               5.43%
5/28/99                                                5.83%               5.58%
6/4/99                                                 5.96%               5.73%
6/11/99                                                6.16%               5.91%
6/18/99                                                5.97%               5.73%
6/25/99                                                6.15%               5.89%
7/2/99                                                 6.00%               5.69%
7/9/99                                                 6.00%               5.69%
7/16/99                                                5.88%               5.55%
7/23/99                                                6.03%               5.69%
7/30/99                                                6.10%               5.79%
8/6/99                                                 6.18%               5.91%
8/13/99                                                6.10%               5.86%
8/20/99                                                5.99%               5.77%
8/27/99                                                5.98%               5.77%
9/3/99                                                 6.02%               5.77%
9/10/99                                                6.04%               5.78%
9/17/99                                                6.06%               5.75%
9/24/99                                                5.97%               5.66%
10/1/99                                                6.13%               5.86%
10/8/99                                                6.20%               5.95%
10/15/99                                               6.26%               5.97%
10/22/99                                               6.35%               6.10%
10/29/99                                               6.16%               5.95%
Source: BLOOMBERG L.P.

INTERNATIONAL PERFORMANCE

The MSCI-EAFE-Registered Trademark- Index gained 23.0% in U.S. dollar terms (excluding reinvested dividends) during the one-year reporting period. In local currency terms, it gained 26.90%, reflecting the relative weakness of most foreign currencies (compared to the dollar) during the period.

With the exception of Austria, Belgium, Ireland, Switzerland and Spain, all of the MSCI-EAFE component countries had positive returns for the period. In particular, many of the Asian countries reversed their severe declines of the prior period to post strong returns. The strongest-performing countries for the period were Finland, Singapore and Japan.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EAFE COUNTRY RETURNS
ONE YEAR ENDED 10/31/99
                                Finland  100.43%
                              Singapore   87.76%
                                  Japan   57.38%
                                 Sweden   46.01%
                              Hong Kong   23.22%
                                 France   23.03%
                            Netherlands   10.52%
                         United Kingdom   10.50%
                              Australia    9.14%
                                Germany    6.27%
                                Denmark    6.00%
                            New Zealand    4.46%
                                 Norway    1.32%
                                  Italy    0.34%
                                  Spain   -0.40%
                            Switzerland   -1.44%
                                Ireland   -2.74%
                                Belgium   -6.67%
                                Austria  -15.16%
Source: DATASTREAM

  This market overview has been provided by the portfolio management team.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 10/31/99

                                                                 AVERAGE ANNUAL RETURNS
                                                              -----------------------------
                                                                          SINCE INCEPTION
                                                              ONE YEAR       (11/18/96)
-------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER GROWTH PORTFOLIO(1)                       27.38%          16.15%
-------------------------------------------------------------------------------------------
Growth Composite Index(2,3)                                    20.09%          13.70%
-------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                            25.67%          25.03%
-------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                            0.53%           5.92%
-------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 9/30/99. As of 9/30/99, the Portfolio's one-year and since-inception average annual total returns were 26.17% and 14.70%, respectively. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 25.56% and 13.97%, respectively, as of 9/30/99.

(1) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 10/31/99, the fund's one-year and since-inception average annual returns would have been 26.84% and 15.43%.

(2) The Growth Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 35% large-cap, 20% small-cap, 25% foreign, 15% bonds and 5% cash.

(3) As of 10/31/99 there were 2,173 large-cap funds, 852 small-cap funds, 657 foreign funds and 561 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETMANAGER GROWTH PORTFOLIO  S&P 500 INDEX  LEHMAN BROS. AGGREGATE BOND INDEX  GROWTH COMPOSITE INDEX
11/18/96                                $10,000        $10,000                            $10,000                 $10,000
11/30/96                                $10,120        $10,271                            $10,071                 $10,144
12/31/96                                $10,077        $10,068                             $9,977                 $10,120
1/31/97                                 $10,371        $10,696                            $10,008                 $10,363
2/28/97                                 $10,310        $10,780                            $10,033                 $10,325
3/31/97                                 $10,016        $10,338                             $9,922                 $10,064
4/30/97                                 $10,229        $10,955                            $10,071                 $10,221
5/31/97                                 $10,848        $11,621                            $10,166                 $10,854
6/30/97                                 $11,274        $12,141                            $10,287                 $11,268
7/31/97                                 $11,841        $13,106                            $10,565                 $11,848
8/31/97                                 $11,547        $12,372                            $10,475                 $11,518
9/30/97                                 $12,145        $13,049                            $10,630                 $12,103
10/31/97                                $11,760        $12,613                            $10,784                 $11,655
11/30/97                                $11,750        $13,197                            $10,834                 $11,705
12/31/97                                $11,927        $13,424                            $10,943                 $11,818
1/31/98                                 $11,959        $13,573                            $11,084                 $11,904
2/28/98                                 $12,622        $14,552                            $11,075                 $12,581
3/31/98                                 $13,146        $15,297                            $11,112                 $13,074
4/30/98                                 $13,242        $15,452                            $11,170                 $13,202
5/31/98                                 $13,135        $15,186                            $11,276                 $12,987
6/30/98                                 $13,306        $15,802                            $11,372                 $13,131
7/31/98                                 $13,135        $15,635                            $11,396                 $12,914
8/31/98                                 $11,639        $13,377                            $11,582                 $11,293
9/30/98                                 $11,745        $14,235                            $11,853                 $11,587
10/31/98                                $12,216        $15,392                            $11,790                 $12,166
11/30/98                                $12,814        $16,325                            $11,857                 $12,737
12/31/98                                $13,734        $17,265                            $11,893                 $13,316
1/31/99                                 $14,255        $17,987                            $11,977                 $13,531
2/28/99                                 $13,712        $17,427                            $11,768                 $13,050
3/31/99                                 $14,266        $18,124                            $11,832                 $13,409
4/30/99                                 $14,830        $18,826                            $11,870                 $13,948
5/31/99                                 $14,487        $18,381                            $11,766                 $13,744
6/30/99                                 $15,118        $19,402                            $11,728                 $14,368
7/31/99                                 $14,919        $18,796                            $11,679                 $14,302
8/31/99                                 $14,896        $18,702                            $11,673                 $14,203
9/30/99                                 $14,819        $18,190                            $11,808                 $14,141
10/31/99                                $15,560        $19,341                            $11,852                 $14,610

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Growth Portfolio, made at its inception, with similar investments in the Growth Composite Index, the S&P 500-Registered Trademark-Index and the Lehman Brothers Aggregate Bond Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the respective performances of the Portfolios and the indices is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                        $151,854
----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $180,602
----------------------------------------------------------------------
Percentage growth over reporting period                          18.9%
----------------------------------------------------------------------

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Growth Portfolio seeks capital growth with less volatility than a portfolio composed entirely of stock funds. The Portfolio allocations will vary as the portfolio managers adjust the respective asset mixes based on changing market conditions. The information below and on the following page provides a snapshot of the Portfolio's characteristics as of 10/31/99, and is not indicative of its composition after that date. The terms used below are defined on page 29. A complete list of the securities in the Portfolio as of 10/31/99 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                       SCHWAB MARKETMANAGER                     PEER GROUP
                                                        GROWTH PORTFOLIO*                       AVERAGE++
-----------------------------------------------------------------------------------------------------------------------
Number of Holdings                                              40**                                 131
-----------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                    $35,682++                           $45,601
-----------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                      32.2++                              33.6
-----------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                           7.5++                               8.0
-----------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                  1.45%++                             0.47%
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          284%                                 75%
-----------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                  N/A++                              0.95
-----------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                   0.50%+                              1.34%
-----------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most large-cap funds invest primarily in individual securities.

 + Reflects a reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00. Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 2,173 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

Sector                   2.0%
Short-Term Investments   5.4%
Bonds                    7.2%
Small-Cap/Mid-Cap       22.9%
International           23.9%
Large Cap               38.6%

                        MIX AS OF    TARGET MIX IN
                        10/31/99    NEUTRAL MARKETS
---------------------------------------------------
Stock Funds               87.50%         80.00%
---------------------------------------------------
Bond Funds                 7.20%         15.00%
---------------------------------------------------
Short-Term Investments     5.50%          5.00%
---------------------------------------------------
Total                       100%           100%
---------------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-------------------------------------------
Marsico Focus Fund                    9.97%
-------------------------------------------
White Oak Growth Stock Fund           5.72%
-------------------------------------------
Hotchkis & Wiley International Fund   4.68%
-------------------------------------------
Janus Twenty Fund                     4.31%
-------------------------------------------
Janus Enterprise Fund                 4.28%
-------------------------------------------
Janus Mercury Fund                    3.58%
-------------------------------------------

-------------------------------------------
Artisan International Fund            3.38%
-------------------------------------------
Thornburg Value Fund, Class A         3.34%
-------------------------------------------
Rydex Series Nova Fund                3.24%
-------------------------------------------
American Century International
Growth Fund, Institutional Class      3.19%
-------------------------------------------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 10/31/99

                                                                 AVERAGE ANNUAL RETURNS
                                                              -----------------------------
                                                                          SINCE INCEPTION
                                                              ONE YEAR       (11/18/96)
-------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER BALANCED PORTFOLIO(1)                     21.28%          13.84%
-------------------------------------------------------------------------------------------
Balanced Composite Index(2,3)                                  14.73%          11.90%
-------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                            25.67%          25.03%
-------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                            0.53%           5.92%
-------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 9/30/99. As of 9/30/99, the Portfolio's one-year and since-inception average annual total returns were 20.26% and 12.78%, respectively. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 19.76% and 11.98%, respectively, as of 9/30/99.

(1) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 10/31/99, the fund's one-year and since-inception average annual returns would have been 20.75% and 13.05%.

(2) The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 30% large-cap, 15% small-cap, 15% foreign, 35% bonds and 5% cash.

(3) As of 10/31/99 there were 2,173 large-cap funds, 852 small-cap funds, 657 foreign funds and 561 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETMANAGER BALANCED PORTFOLIO  S&P 500 INDEX  LEHMAN BROS. AGGREGATE BOND INDEX  BALANCED COMPOSITE INDEX
11/18/96                                  $10,000        $10,000                            $10,000                   $10,000
11/30/96                                  $10,100        $10,271                            $10,071                   $10,134
12/31/96                                  $10,059        $10,068                             $9,977                   $10,088
01/31/97                                  $10,322        $10,696                            $10,008                   $10,296
02/28/97                                  $10,271        $10,780                            $10,033                   $10,268
03/31/97                                  $10,018        $10,338                             $9,922                   $10,030
04/30/97                                  $10,200        $10,955                            $10,071                   $10,195
05/31/97                                  $10,676        $11,621                            $10,166                   $10,694
06/30/97                                  $11,041        $12,141                            $10,287                   $11,028
07/31/97                                  $11,517        $13,106                            $10,565                   $11,546
08/31/97                                  $11,284        $12,372                            $10,475                   $11,291
09/30/97                                  $11,770        $13,049                            $10,630                   $11,758
10/31/97                                  $11,527        $12,613                            $10,784                   $11,481
11/30/97                                  $11,558        $13,197                            $10,834                   $11,544
12/31/97                                  $11,719        $13,424                            $10,943                   $11,657
01/31/98                                  $11,762        $13,573                            $11,084                   $11,748
02/28/98                                  $12,251        $14,552                            $11,075                   $12,249
03/31/98                                  $12,634        $15,297                            $11,112                   $12,616
04/30/98                                  $12,688        $15,452                            $11,170                   $12,720
05/31/98                                  $12,613        $15,186                            $11,276                   $12,580
06/30/98                                  $12,783        $15,802                            $11,372                   $12,728
07/31/98                                  $12,677        $15,635                            $11,396                   $12,560
08/31/98                                  $11,581        $13,377                            $11,582                   $11,407
09/30/98                                  $11,740        $14,235                            $11,853                   $11,729
10/31/98                                  $12,092        $15,392                            $11,790                   $12,147
11/30/98                                  $12,560        $16,325                            $11,857                   $12,595
12/31/98                                  $13,311        $17,265                            $11,893                   $13,053
01/31/99                                  $13,693        $17,987                            $11,977                   $13,243
02/28/99                                  $13,224        $17,427                            $11,768                   $12,827
03/31/99                                  $13,650        $18,124                            $11,832                   $13,117
04/30/99                                  $14,130        $18,826                            $11,870                   $13,518
05/31/99                                  $13,868        $18,381                            $11,766                   $13,346
06/30/99                                  $14,226        $19,402                            $11,728                   $13,788
07/31/99                                  $14,141        $18,796                            $11,679                   $13,699
08/31/99                                  $14,119        $18,702                            $11,673                   $13,611
09/30/99                                  $14,119        $18,190                            $11,808                   $13,584
10/31/99                                  $14,664        $19,341                            $11,852                   $13,936

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Balanced Portfolio, made at its inception, with similar investments in the Balanced Composite Index, the S&P 500-Registered Trademark-Index and the Lehman Brothers Aggregate Bond Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the respective performances of the Portfolios and the indices is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                        $ 92,794
----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $121,781
----------------------------------------------------------------------
Percentage growth over reporting period                          31.2%
----------------------------------------------------------------------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Balanced Portfolio seeks capital growth and income with less volatility than the Growth Portfolio. The Portfolio's allocation will vary as the portfolio managers adjust the respective asset mixes based on changing market conditions. The information below and on the following page provides a snapshot of the Portfolio's characteristics as of 10/31/99, and is not indicative of its composition after that date. The terms used below are defined on page 29. A complete list of the securities in the Portfolio as of 10/31/99 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                       SCHWAB MARKETMANAGER                     PEER GROUP
                                                       BALANCED PORTFOLIO*                      AVERAGE++
-----------------------------------------------------------------------------------------------------------------------
Number of Holdings                                              37**                                 230
-----------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                    $27,686++                           $31,733
-----------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                      30.2++                              29.8
-----------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                           6.7++                               6.5
-----------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                  2.27%++                             2.36%
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          244%                                 95%
-----------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                  N/A++                              0.55
-----------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                   0.50%+                              1.31%
-----------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most domestic hybrid funds invest primarily in individual securities.

 + Reflects a reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00. Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. This information is as of 10/31/99. The peer group average is based on 745 domestic hybrid funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

Large-Cap               28.69%
Bond                    27.86%
Small-Cap/Mid-Cap       19.47%
International           16.32%
Short-Term Investments   5.72%
Sector                   1.94%

                        MIX AS OF    TARGET MIX IN
                        10/31/99    NEUTRAL MARKETS
---------------------------------------------------
Stock Funds                66.42%            60.00%
---------------------------------------------------
Bond Funds                 27.86%            35.00%
---------------------------------------------------
Short-Term Investments      5.72%             5.00%
---------------------------------------------------
Total                        100%              100%
---------------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-------------------------------------------
PIMCO Total Return Fund,
Institutional Class                  13.34%
-------------------------------------------
Marsico Focus Fund                    7.99%
-------------------------------------------
Federated U.S. Government
Securities Fund, 2-5 Years,
Institutional Class                   5.90%
-------------------------------------------
White Oak Growth Stock Fund           5.15%
-------------------------------------------
American Century Intermediate Term
Treasury Fund                         4.97%
-------------------------------------------

-------------------------------------------
Janus Twenty Fund                     4.29%
-------------------------------------------
Melody 4500 Fund, L.P.(1)             3.75%
-------------------------------------------
Hotchkis & Wiley International Fund   3.71%
-------------------------------------------
Marsico Growth & Income Fund          3.50%
-------------------------------------------
Thornburg Value Fund, Institutional
Class                                 3.34%
-------------------------------------------

(1) See Note 3 in the Notes to Financial Statements.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 10/31/99

                                                                 AVERAGE ANNUAL RETURNS
                                                              -----------------------------
                                                                          SINCE INCEPTION
                                                              ONE YEAR       (9/16/97)
-------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO(1)                    30.38%                 6.42%
-------------------------------------------------------------------------------------------
Russell 2000-Registered Trademark- Index                       14.87%               (0.59)%
-------------------------------------------------------------------------------------------
Average Small-Cap Fund(2)                                      24.90%                 3.35%
-------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 9/30/99. As of 9/30/99, the Portfolio's one-year and since-inception average annual total returns were 30.28% and 4.73%, respectively. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 29.58% and 4.02%, respectively, as of 9/30/99.

(1) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 10/31/99, the fund's one-year and since-inception average annual returns would have been 29.71% and 5.71%

(2) Source: Morningstar, Inc. The small-cap fund category contains 852 funds as of 10/31/99.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO  RUSSELL 2000 INDEX
9/16/97                                    $10,000             $10,000
9/30/97                                    $10,260             $10,201
10/31/97                                    $9,930              $9,753
11/30/97                                    $9,770              $9,690
12/31/97                                    $9,886              $9,859
1/31/98                                     $9,701              $9,704
2/28/98                                    $10,277             $10,420
3/31/98                                    $10,781             $10,849
4/30/98                                    $10,832             $10,909
5/31/98                                    $10,359             $10,321
6/30/98                                    $10,411             $10,342
7/31/98                                     $9,896              $9,505
8/31/98                                     $8,271              $7,659
9/30/98                                     $8,435              $8,259
10/31/98                                    $8,754              $8,595
11/30/98                                    $9,238              $9,046
12/31/98                                    $9,946              $9,606
1/31/99                                    $10,101              $9,734
2/28/99                                     $9,563              $8,945
3/31/99                                    $10,029              $9,085
4/30/99                                    $10,773              $9,899
5/31/99                                    $10,752             $10,043
6/30/99                                    $11,311             $10,497
7/31/99                                    $11,228             $10,210
8/31/99                                    $10,938              $9,832
9/30/99                                    $10,990              $9,834
10/31/99                                   $11,414              $9,874

The above graph compares the growth of a hypothetical $10,000 investment in the MarketManager Small Cap Portfolio, made at its inception, with a similar investment in the Russell 2000-Registered Trademark- Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the performances of the Portfolio and its index is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                        $128,547
----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $122,998
----------------------------------------------------------------------
Percentage change over reporting period                         (4.3)%
----------------------------------------------------------------------

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Small Cap Portfolio seeks long-term capital appreciation. It invests primarily in small-company stock funds. The information below and on the following page provides a snapshot of the Portfolio's characteristics as of 10/31/99, and is not indicative of its composition after that date. The terms used below are defined on page 29. A complete list of the securities in the Portfolio as of 10/31/99 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                            SCHWAB MARKETMANAGER                 PEER GROUP
                                                            SMALL CAP PORTFOLIO*                 AVERAGE++
--------------------------------------------------------------------------------------------------------------------
Number of Holdings                                                  24**                             161
--------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                           $757++                          $822
--------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                          26.3++                          26.6
--------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                               3.9++                           5.2
--------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                      0.43%++                         0.17%
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              145%                             94%
--------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                      N/A++                          0.94
--------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                       0.50%+                          1.58%
--------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most small-cap funds invest primarily in individual securities.

 + Reflects a reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00. Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 852 small-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

Growth                  27.15%
Value                   30.09%
Blend                   30.83%
Sector                   5.08%
Short-Term Investments   6.86%

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-------------------------------------------
Melody 4500 Fund, L.P.(1)            14.64%
-------------------------------------------
Weitz Series Hickory Fund             9.91%
-------------------------------------------
Fremont U.S. Micro-Cap Fund           7.57%
-------------------------------------------
Value Line Special Situations Fund    6.67%
-------------------------------------------
Baron Small Cap Fund                  6.57%
-------------------------------------------

-------------------------------------------
Turner Small Cap Growth Fund          6.53%
-------------------------------------------
Accessor Small to Mid Cap Portfolio   6.27%
-------------------------------------------
Longleaf Partners Reality Fund        5.69%
-------------------------------------------
Berger Small Cap Value Fund           4.87%
-------------------------------------------
Longleaf Partners Small Cap Fund      3.88%
-------------------------------------------

(1) See Note 3 in the Notes to Financial Statements.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 10/31/99

                                                                  AVERAGE ANNUAL RETURN
                                                              -----------------------------
                                                                          SINCE INCEPTION
                                                              ONE YEAR       (10/16/96)
-------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO(1)                41.92%          17.25%
-------------------------------------------------------------------------------------------
MSCI-EAFE-Registered Trademark- Index                          26.89%          11.26%
-------------------------------------------------------------------------------------------
Average Foreign Fund(2)                                        27.12%          12.66%
-------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 9/30/99. As of 9/30/99, the Portfolio's one-year and since-inception average annual total returns were 39.94%, and 15.71%, respectively. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 39.20% and 14.94%, respectively, as of 9/30/99.

(1) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 10/31/99, the fund's one-year and since-inception average annual returns would have been 41.21% and 16.48%.

(2) Source: Morningstar, Inc. The foreign fund category contains 657 funds as of 10/31/99.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO  MSCI-EAFE INDEX
10/16/96                                       $10,000          $10,000
10/31/96                                        $9,910           $9,836
11/30/96                                       $10,220          $10,228
12/31/96                                       $10,313          $10,096
1/31/97                                        $10,426           $9,742
2/28/97                                        $10,599           $9,902
3/31/97                                        $10,558           $9,938
4/30/97                                        $10,609           $9,991
5/31/97                                        $11,209          $10,641
6/30/97                                        $11,697          $11,227
7/31/97                                        $11,962          $11,409
8/31/97                                        $11,199          $10,557
9/30/97                                        $11,830          $11,148
10/31/97                                       $11,046          $10,291
11/30/97                                       $10,894          $10,186
12/31/97                                       $11,016          $10,274
1/31/98                                        $11,146          $10,744
2/28/98                                        $11,925          $11,434
3/31/98                                        $12,670          $11,786
4/30/98                                        $12,952          $11,879
5/31/98                                        $13,265          $11,821
6/30/98                                        $13,157          $11,911
7/31/98                                        $13,525          $12,031
8/31/98                                        $11,654          $10,540
9/30/98                                        $11,006          $10,217
10/31/98                                       $11,438          $11,281
11/30/98                                       $12,011          $11,859
12/31/98                                       $12,481          $12,327
1/31/99                                        $12,820          $12,290
2/28/99                                        $12,415          $11,998
3/31/99                                        $12,853          $12,498
4/30/99                                        $13,815          $13,004
5/31/99                                        $13,170          $12,335
6/30/99                                        $14,428          $12,816
7/31/99                                        $14,985          $13,196
8/31/99                                        $15,248          $13,203
9/30/99                                        $15,401          $13,336
10/31/99                                       $16,232          $13,836

The above graph compares the growth of a hypothetical $10,000 investment in the MarketManager International Portfolio, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe Australasia, Far East (MSCI-EAFE)-Registered Trademark- Index. A detailed analysis of the performances of the Portfolio and its index is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                        $ 73,804
----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $103,804
----------------------------------------------------------------------
Percentage change over reporting period                          40.6%
----------------------------------------------------------------------

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager International Portfolio offers broad diversification with the convenience of a single investment. The Portfolio can be used to fulfill all or part of the international equity component of your asset allocation plan. The information below and on the following page provides a snapshot of the Portfolio's characteristics as of 10/31/99, and is not indicative of its composition after that date. The terms used below are defined on page 29. A complete list of the securities in the Portfolio as of 10/31/99 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                    SCHWAB MARKETMANAGER                                  PEER GROUP
                                                  INTERNATIONAL PORTFOLIO*                                AVERAGE++
---------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                                            23**                                             163
---------------------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                  $11,358++                                       $16,886
---------------------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                    28.2++                                          32.1
---------------------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                         5.7++                                           5.0
---------------------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                0.90%++                                         0.67%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        249%                                             77%
---------------------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                               0.65++                                          0.68
---------------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                 0.50%+                                          1.71%
---------------------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is not intended to show, predict or guarantee future composition of the Portfolio. WEBS Germany Index Series was not included when compiling Portfolio Facts because information was not available.

** The Portfolio invests primarily in other funds, whereas most foreign funds invest primarily in individual securities.

 + Reflects a reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00. Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 657 foreign funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

International Diversified Mutual Funds  77.34%
Asian Regional Mutual Funds             11.53%
Short-Term Investments                   6.96%
European Regional Mutual Funds           4.17%

                               TOP FIVE COUNTRIES
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-------------------------------------------
Japan                                26.87%
-------------------------------------------
United Kingdom                       10.57%
-------------------------------------------
Germany                               6.79%
-------------------------------------------
France                                6.61%
-------------------------------------------
Canada                                4.21%
-------------------------------------------

REGIONAL DIVERSIFICATION
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-------------------------------------------
Developed Europe(1)                  40.41%
-------------------------------------------
Developed Pacific(2)                 34.57%
-------------------------------------------
Short-Term Investments               11.53%
-------------------------------------------
Emerging Markets                      5.55%
-------------------------------------------

-------------------------------------------
Canada                                4.21%
-------------------------------------------
United States                         2.31%
-------------------------------------------
Other Countries                       1.42%
-------------------------------------------
Total                                  100%
-------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-------------------------------------------
Janus Overseas Fund                  10.64%
-------------------------------------------
Scudder Japan Fund                    8.66%
-------------------------------------------
Federated International Equity Fund   8.56%
-------------------------------------------
Artisan International Fund            8.48%
-------------------------------------------
Pilgrim International Small Cap
Growth Fund, Class Q                  7.98%
-------------------------------------------
-------------------------------------------
Federated International Small
Company Fund                          5.99%
-------------------------------------------
William Blair International Growth
Fund                                  5.62%
-------------------------------------------
Driehaus International Growth Fund    4.81%
-------------------------------------------
Northstar International Value Fund    4.76%
-------------------------------------------
American Century International
Growth Fund, Institutional Class      4.73%
-------------------------------------------

(1) Developed Europe includes the following countries: Austria, Belgium, Denmark, Finland, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

(2) Developed Pacific includes the following countries: Australia, China/Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Singapore and Thailand.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

CYNTHIA LIU--vice president and senior portfolio manager, is the portfolio manager of the MarketManager International and Small-Cap Portfolios and co-portfolio panager of the Growth and Balanced Portfolios. Cynthia joined CSIM in July 1996. Prior to joining CSIM, Cynthia was director of Investment Strategy at Jardine Fleming Unit Trust in Hong Kong. She was honored with the Alfred Dunhill Award of Excellence in the 1995 Fund Manager of the Year Awards, sponsored by the SOUTH CHINA MORNING POST. Cynthia holds a B.A. in economics from National Cheng-chi University in Taiwan and is a Chartered Financial Analyst (CFA).

JEFF MORTIMER--vice president and senior portfolio manager, is co-portfolio manager of the MarketManager Growth and Balanced Portfolios. Jeff joined CSIM in November 1997. Prior to joining CSIM Jeff was employed by Higgins Associates, where he was Chief Investment Officer, managing and advising close to $1 billion in assets. Prior to joining Higgins, Jeff was employed by Gannett Welsh & Kotler, a money management firm. He holds an M.B.A. from the University of Chicago and a B.S. Finance from Babson College, and is a Chartered Financial Analyst (CFA).

PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS

Q. HOW DID THE FUNDS PERFORM DURING THE ONE-YEAR REPORTING PERIOD?

A. The Growth and Balanced Portfolios produced total returns of 27.38% and 21.28%, respectively for the one-year reporting period ended October 31, 1999. As shown on the preceding pages, both portfolios achieved returns that were significantly greater than their respective composite indices. Additionally, both portfolios have achieved inception-to-date total returns (from 11/18/96) in excess of their respective composite indices.

Q. WHICH ASSET CLASSES PERFORMED WELL FOR THE PORTFOLIOS?

A. During the reporting period large capitalization growth stocks were the top performing asset class, as this asset class continued to build upon its lead which began several years ago. Large capitalization value stock funds performed well in the second quarter of calendar year 1999, but otherwise have been dominated by the large capitalization growth stocks.

                                                                                      ONE-YEAR
                                                                                    RETURN AS OF
                        ASSET CLASS                                INDEX(1)           10/31/99
------------------------------------------------------------------------------------------------
                                                             S&P
                                                             500-Registered Trademark-
Large-Cap Stocks                                             Index                     25.67%
------------------------------------------------------------------------------------------------
                                                             Russell
                                                             2000-Registered Trademark-
Small-Cap Stocks                                             Index                     14.87%
------------------------------------------------------------------------------------------------
                                                             MSCI-EAFE-Registered Trademark-
International Stocks                                         Index                     23.03%
------------------------------------------------------------------------------------------------
                                                             Lehman Brothers
Bonds                                                        Aggregate Bond Index       0.53%
------------------------------------------------------------------------------------------------
                                                             Three-Month Treasury
Cash                                                         Bill                       4.73%
------------------------------------------------------------------------------------------------

Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIOS?

A. Those mutual funds that focused their investments in the strongest areas of the market fared the best during the reporting period. Focusing on the technology sector also increased returns. As such, the strongest funds included Janus Twenty, Janus Mercury, Marsico Focus, White Oak, and Marsico Growth and Income. In the small/ mid capitalization area, Baron Small Cap and Thornburg Value funds performed well. Internationally, Artisan International and American Century International Growth performed well.

(1) The S&P Index is composed of 500 large-company common stocks representing key industries, including many from the most recognizable companies in the United States. The Russell 2000 consisted of the smallest 2000 companies in the Russell 3000 Index (largest 3000 companies), representing approximately 7% of the total market capitalization. MSCI EAFE (refers to Europe, Australasia, and Far East) is widely accepted as a benchmark for internation stock performance, the EAFE Index is an aggregate of 21 individual country indexes that collectivley represent many of the major markets of the world. The Lehman Brother Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher.
    Small capitalization growth stock funds and international stock funds had positive returns for the period, but were again overshadowed by large cap growth. The primary reason for the difference in performance among these asset classes was the continued strong performance in the technology sector during the reporting period. The table summarizes the one-year returns of several major asset classes.

Q. HOW DID THE PORTFOLIOS' STRATEGIES CHANGE DURING THE REPORTING PERIOD? RELATIVE TO THEIR NEUTRAL TARGETS, HOW WERE THE PORTFOLIOS POSITIONED AT THE CLOSE OF THE REPORTING PERIOD?

A. The overall strategy of the Portfolios changed little over the reporting period. Large capitalization mutual funds remained overweighted throughout the period, small capitalization and international mutual funds were slightly underweighted throughout most of the period.

At the close of the reporting period, the Portfolios were overweight in equity mutual funds relative to their benchmarks, underweight in fixed income, and slightly overweight in cash. Within the equity component of the asset allocation, the Portfolios were overweight in large capitalization stock mutual funds, near neutral in small cap mutual funds, and slightly underweight in international funds.

The charts below show the two Portfolios' actual asset mixes during the reporting period. The cash holdings shown include both the actual cash holdings of the Portfolios as well as the cash holdings of the underlying funds.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
ACTUAL ASSET MIX: 10/31/98-10/31/99
                                         Cash  International Equity  Large Cap Equity  Bonus  Small-Cap Equity
10/98                                   6.19%                17.84%            52.34%  9.92%            13.71%
11/98                                   7.29%                19.96%            54.81%  8.18%             9.76%
12/98                                   2.77%                19.85%            52.93%  11.63            12.82%
1/99                                    6.08%                20.07%            47.47%  11.54            14.84%
2/99                                    8.63%                19.90%            46.09%  11.97            13.41%
3/99                                    4.24%                18.81%            51.87%  12.22            12.85%
4/99                                    7.25%                21.18%            44.09%  8.83%            18.65%
5/99                                   12.34%                18.56%            38.56%  9.71%            20.83%
6/99                                    5.34%                17.75%            45.69%  10.32            20.90%
7/99                                    6.54%                20.57%            41.38%  10.50            21.01%
8/99                                    5.83%                23.90%            41.86%  7.95%            20.46%
9/99                                    7.74%                24.21%            38.66%  7.51%            21.88%
10/99                                   5.50%                23.90%            40.54%  7.20%            22.86%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
ACTUAL ASSET MIX: 10/31/98-10/31/99
                                           Cash  International Equity  Large-Cap Equity   Bonds  Small-Cap Equity
10/98                                     7.15%                10.10%            40.77%  28.70%            13.28%
11/98                                     5.60%                11.15%            42.98%  30.97%             9.30%
12/98                                     3.98%                10.96%            42.64%  31.00%            11.42%
1/99                                      4.70%                13.03%            37.71%  32.44%            12.12%
2/99                                      7.93%                11.51%            35.13%  32.27%            13.16%
3/99                                      3.60%                11.36%            39.80%  33.04%            12.20%
4/99                                      6.68%                14.41%            33.26%  29.66%            15.99%
5/99                                     10.49%                12.11%            27.82%  30.58%            19.00%
6/99                                      4.03%                12.38%            34.59%  30.44%            18.56%
7/99                                      3.86%                12.57%            34.74%  30.40%            18.43%
8/99                                      4.82%                15.59%            33.06%  28.19%            18.34%
9/99                                      5.21%                16.55%            29.21%  29.12%            19.91%
10/99                                     5.77%                16.33%            30.58%  27.85%            19.47%

Q. CAN YOU SHARE A FEW EXAMPLES OF ANY NEW FUNDS THE PORTFOLIOS PURCHASED DURING THE PERIOD, AND WHY?

A. Two funds purchased during the period were Marsico Focus and Janus Mercury Funds. These funds were purchased because of their managers' historical ability to participate during large cap growth rallies.

Marsico Focus is a large capitalization growth fund with some exposure to the technology sector. Marsico, however, can change the portfolio if other opportunities present themselves. Janus Mercury is also a large cap growth mutual fund with some internet exposure. Both these funds should remain in the portfolio if markets continue to be led by large capitalization growth stocks.

SMALL-CAP PORTFOLIO

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The Portfolio achieved a total return of 30.38% for the one-year reporting period ended October 31, 1999, comparing very favorably to the average small capitalization mutual fund, which returned 24.90% and the Russell 2000 Index which was up 14.87%. Although the Portfolio performed better than the S&P 500-Registered Trademark- Index, small capitalization stocks as a group continued to trail their large capitalization counterparts which were up 25.67% as measured by the S&P 500 Index.

Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIO?

A. Turner Small Cap was a particularly strong performer for the period, mainly due to its large technology exposure. Other funds that added to the strong relative return of the Portfolio included Baron Small Cap and Weitz Hickory Funds. The reason for these two funds' strong performance was primarily superior stock selection by their managers.

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS THE PORTFOLIO POSITIONED AT THE CLOSE OF THE PERIOD?

A. The Portfolio did not change significantly during the reporting period, as the strategy put in place at the start served the Portfolio well during these past twelve months. Toward the end of the reporting period, however, the Portfolio did add some mutual funds that focus more on the growth side of the spectrum in order to take advantage of the strong market in that style.

Q. CAN YOU SHARE A COUPLE OF EXAMPLES OF NEW FUNDS PURCHASED DURING THE PERIOD, AND WHY?

A. To increase our small cap and mid cap growth exposure, two of the funds added during the period were Red Oak Technology and Turner Small Cap Growth Funds. Red Oak Technology is an aggressive growth fund purchasing companies with high growth rates and a strong potential going forward, according to the fund's manager. Turner Small Cap Growth Fund also purchases growth companies, but will stay sector neutral to its benchmark, attempting to add value through stock selection only. Both funds performed well for the reporting period.

INTERNATIONAL PORTFOLIO

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The Portfolio achieved a total return of 41.92% for the one-year reporting period ended October 31, 1999, comparing very favorably to the average Foreign mutual fund, which returned 27.12% and the MSCI-EAFE Index which was up 23.03%. Although the

Portfolio performed better than the S&P 500 Index, International stocks as a group continued to trail their large capitalization counterparts which were up 25.67% as measured by the S&P 500 Index.

Q. WHICH SECTORS OR REGIONS PERFORMED WELL FOR THE PORTFOLIO?

A. There were many strong sectors of the international market over the past twelve months, as the world seemed to get back on track after a difficult late summer and early autumn of 1998. The strongest regions were those that had been generally the hardest hit during the Asian crisis, and include such countries as Japan, Hong Kong, Singapore, and New Zealand (refer to the individual country returns in the Market Overview section). Another country that did well that is outside this region was Finland. The Portfolio had about 25-35% of its assets invested in the Pacific region, allowing it to capture much of the returns offered there.

Q. WHAT IMPACT DID CURRENCY EXCHANGE RATES HAVE ON THE PERFORMANCE OF INTERNATIONAL EQUITIES AND THE PORTFOLIO?

A. Over the period, the general trend of foreign currencies was to weaken vs. the dollar, although the Yen/Dollar relationship was volatile over the period, as the dollar has weakened against the yen late in the reporting period. The Euro has weakened against the dollar since its inception on January 1, 1999. A strengthening dollar generally hurts portfolio returns, however, strong foreign markets were more than able to offset this slight negative influence. The rally of the yen late in the reporting period served to increase the Japanese returns when converted to US dollars, benefiting shareholders.

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS THE PORTFOLIO POSITIONED VERSUS ITS BENCHMARK AT THE CLOSE OF THE PERIOD?

A. During the reporting period, the Portfolio's European weighting was decreased slightly, in favor of the developed Pacific region and emerging markets. As the Pacific region rallied, however, profits were taken and moved back to the European markets. Small company exposure was also increased over the reporting period, as the Portfolio attempted to take advantage of the relative values offered by this category. For most of the reporting period, the Portfolio was overweighted in European and small company stocks relative to the MSCI-EAFE Index, with the Pacific region carrying about an index weight.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
ACTUAL ASSET MIX: 10/31/98-10/31/99
                                              Canada  Developed Europe  Other Countries  Developed Pacific  Emerging Markets
10/98                                          0.91%            60.55%            0.46%             24.68%             4.77%
11/98                                          0.84%            60.37%            0.95%             24.86%             4.17%
12/98                                          1.56%            66.35%            0.97%             22.90%             3.28%
1/99                                           2.14%            66.61%            1.17%             21.35%             2.93%
2/99                                           2.65%            64.82%            1.06%             21.08%             3.42%
3/99                                           2.87%            51.48%            0.86%             31.85%             8.54%
4/99                                           1.91%            43.70%            1.39%             37.02%             8.94%
5/99                                           2.76%            43.38%            1.19%             33.89%             7.85%
6/99                                           2.03%            41.65%            1.41%             39.68%             7.07%
7/99                                           2.47%            43.62%            1.29%             35.42%             7.50%
8/99                                           3.17%            45.62%            1.35%             33.94%             6.75%
9/99                                           4.41%            42.50%            1.31%             34.64%             6.69%
10/99                                          4.21%            40.41%            1.42%             34.57%             5.55%

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
ACTUAL ASSET MIX: 10/31/98-10/31/99
                                                Cash    USA
10/98                                          6.28%  2.35%
11/98                                          6.15%  2.66%
12/98                                          4.23%  0.71%
1/99                                           4.62%  1.18%
2/99                                           6.03%  0.94%
3/99                                           3.14%  1.27%
4/99                                           5.79%  1.24%
5/99                                           8.93%  2.00%
6/99                                           6.55%  1.61%
7/99                                           7.87%  1.83%
8/99                                           6.13%  3.04%
9/99                                           7.94%  2.50%
10/99                                         11.53%  2.31%

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

                                    NUMBER        VALUE
                                   OF SHARES     (000S)
                                   ---------    --------
--------------------------------------------------------------------------------
INVESTMENT FUNDS -- 94.6%
--------------------------------------------------------------------------------
ASIAN FUNDS -- 4.5%
--------------------------------------------------------------------------------
Scudder Japan Fund+                245,082      $ 3,885
Warburg Pincus Japan Small
  Company Fund+                    232,668        4,330
                                                -------
                                                  8,215
                                                -------
--------------------------------------------------------------------------------
BOND FUNDS -- 7.2%
--------------------------------------------------------------------------------
American Century Intermediate
  Term Treasury Fund               483,757        4,900
American Century Long Term
  Treasury Fund                    223,750        2,132
Federated U.S. Government
  Securities Fund, 1-3 Years,
  Institutional Shares              83,582          868
PIMCO Total Return Fund,
  Institutional Class              509,656        5,117
                                                -------
                                                 13,017
                                                -------
--------------------------------------------------------------------------------
INTERNATIONAL STOCK FUNDS -- 19.4%
--------------------------------------------------------------------------------
American Century International
  Growth Fund, Institutional Class 509,106        5,758
Artisan International Fund+        291,820        6,105
Federated International Small
  Company Fund                      87,136        2,519
Hotchkis & Wiley
  International Fund               322,745        8,453
Morgan Stanley Institutional
 International Equity
  Portfolio                        224,735        4,546
Northstar International Value
 Fund                              180,600        2,664
Oakmark International Fund         351,442        4,969
                                                -------
                                                 35,014
                                                -------

                                    NUMBER        VALUE
                                   OF SHARES     (000S)
                                   ---------    --------
--------------------------------------------------------------------------------
LARGE-CAP FUNDS -- 38.6%
--------------------------------------------------------------------------------
Accessor Value & Income Portfolio   96,198      $ 2,128
American Century Income &
 Growth Fund, Institutional Class  164,073        5,193
Brinson U.S. Equity Fund, Class A  138,303        2,549
Heritage Capital Appreciation
  Fund, Class A                     42,756        1,280
Janus Mercury Fund                 181,406        6,465
Janus Twenty Fund                  111,667        7,784
Longleaf Partners Fund              17,133          436
Marsico Focus Fund+                970,813       18,009
Marsico Growth & Income Fund+      294,865        5,157
Rydex Series Nova Fund             157,903        5,857
Rydex Series Trust OTC Fund         76,441        4,533
White Oak Growth Stock Fund+       193,964       10,334
                                                -------
                                                 69,725
                                                -------
--------------------------------------------------------------------------------
SECTOR FUNDS -- 2.0%
--------------------------------------------------------------------------------
T. Rowe Price New Era Fund         150,836        3,542
                                                -------
                                                  3,542
                                                -------
--------------------------------------------------------------------------------
SMALL-CAP / MID-CAP FUNDS -- 22.9%
--------------------------------------------------------------------------------
Baron Small Cap Fund+              243,364        3,422
Berger Small Cap Value Fund         92,464        1,916
BT Investment Small Cap Fund       193,281        4,347
Janus Enterprise Fund              131,981        7,739
Loomis Sayles Small Cap
  Growth Fund+                      57,705        1,090
Melody 4500 Fund, L.P.+**          419,711        4,789
Riggs Small Company
  Stock Fund+                       90,090          941
Robertson Stephens Mid Cap
  Opportunities Fund               206,637        3,548
Thornburg Value Fund, Class A      215,874        6,025
Thornburg Value Fund,
  Institutional Class              159,448        4,460
Weitz Series Hickory Fund           79,266        3,015
                                                -------
                                                 41,292
                                                -------
TOTAL INVESTMENT FUNDS
  (Cost $148,662)                               170,805
                                                -------

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (continued)
October 31, 1999

                                 Number     Value
                                of Shares   (000s)
                                ---------   -------
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.4%
-------------------------------------------------------------------------------
Cayman Time Deposit
   4.75%*, 11/01/99            504,816     $    505
Morgan Guaranty London
   Time Deposit
   4.75%*, 11/01/99          5,000,000        5,000
Rydex U.S. Government
  Money Market Fund 4.45%*   4,316,407        4,316
                                           --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $9,821)                               9,821
                                           --------
TOTAL INVESTMENTS -- 100.0%
  (Cost $158,483)                           180,626
                                           --------
OTHER ASSETS AND LIABILITIES, NET--0.0%
  Other assets                                  205
  Liabilities                                  (229)
                                           --------
                                                (24)
                                           --------
TOTAL NET ASSETS-- 100.0%                  $180,602
                                           ========



SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

                                 Number        Value
                                of Shares     (000s)
                                ---------     ------
--------------------------------------------------------------------------------
INVESTMENT FUNDS -- 94.3%
--------------------------------------------------------------------------------
ASIAN FUNDS -- 4.5%
--------------------------------------------------------------------------------
Scudder Japan Fund+               166,486      $ 2,639
Warburg Pincus Japan Small
  Company Fund+                   155,496        2,894
                                               -------
                                                 5,533
                                               -------
--------------------------------------------------------------------------------
BOND FUNDS -- 27.9%
--------------------------------------------------------------------------------
 American Century Intermediate
 Term Treasury Fund               597,531        6,053
American Century Long Term
  Treasury Fund                   221,816        2,114
Federated U.S. Government
  Securities Fund, 1-3 Years,
  Institutional Shares            224,662        2,332
Federated U.S. Government
  Securities Fund, 2-5 Years,
  Institutional Shares            684,338        7,179
PIMCO Total Return Fund,
  Institutional Class           1,618,548       16,250
                                              --------
                                                33,928
                                              --------
--------------------------------------------------------------------------------
INTERNATIONAL STOCK FUNDS -- 11.8%
--------------------------------------------------------------------------------
Artisan International Fund+       136,362        2,853
Federated International Small
  Company Fund                     63,959        1,849
Hotchkis & Wiley
  International Fund              172,486        4,517
Northstar International Value
 Fund                             121,097        1,786
Oakmark International Fund        235,936        3,336
                                              --------
                                                14,341
                                              --------

                                 Number         Value
                                of Shares       (000s)
                                ---------      --------
--------------------------------------------------------------------------------
LARGE-CAP FUNDS -- 28.7%
--------------------------------------------------------------------------------
Accessor Value & Income Portfolio  40,843      $   904
American Century Income &
  Growth Fund, Institutional Class 36,404        1,152
Brinson U.S. Equity Fund, Class A  58,474        1,078
Heritage Capital Appreciation
  Fund, Class A                    42,756        1,280
Janus Mercury Fund                 38,656        1,378
Janus Twenty Fund                  74,925        5,223
Longleaf Partners Fund             22,044          562
Marsico Focus Fund+               524,373        9,727
Marsico Growth & Income Fund+     243,420        4,257
Rydex Series Nova Fund             83,711        3,105
White Oak Growth Stock Fund+      117,684        6,270
                                              --------
                                                34,936
                                              --------
--------------------------------------------------------------------------------
SECTOR FUNDs -- 1.9%
--------------------------------------------------------------------------------
T. Rowe Price New Era Fund        100,630        2,363
                                              --------
                                                 2,363
                                              --------
--------------------------------------------------------------------------------
SMALL-CAP / MID-CAP FUNDS-- 19.5%
--------------------------------------------------------------------------------
Baron Small Cap Fund+             187,183        2,632
Berger Small Cap Value Fund        46,232          958
BT Investment Small Cap Fund       78,711        1,770
Janus Enterprise Fund              56,002        3,284
Loomis Sayles Small Cap
  Growth Fund+                     37,338          705
Melody 4500 Fund, L.P.+**         400,000        4,564
Robertson Stephens Mid Cap
  Opportunities Fund              100,187        1,720
Thornburg Value Fund, Class A      77,226        2,155
Thornburg Value Fund,
  Institutional Class             145,456        4,068
Weitz Series Hickory Fund          48,836        1,857
                                              --------
                                                23,713
                                              --------
TOTAL INVESTMENT FUNDS
  (Cost $105,224)                              114,814
                                              --------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (continued)
October 31, 1999

                               Number        Value
                              of Shares     (000s)
                              ---------    ---------
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
-----------------------------------------------------------------------------
Republic National Bank
  Time Deposit
   4.75%*, 11/01/99          2,000,000     $  2,000
Morgan Guaranty London
  Time Deposit
   4.75%*, 11/01/99          1,608,751        1,609
Rydex U.S. Government
  Money Market Fund 4.45%*   3,357,723        3,358
                                           --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,967)                               6,967
                                           --------

TOTAL INVESTMENTS -- 100.0%
  (Cost $112,191)                           121,781
                                           --------

OTHER ASSETS AND LIABILITIES, NET -- 0.0%
  Other assets                                  111
  Liabilities                                  (111)
                                           --------
                                                 --
                                           --------

TOTAL NET ASSETS -- 100.0%                 $121,781
                                           ========


See accompanying Notes to Schedules of Investments and Notes to Financial
 Statements.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999

                               Number        Value
                              of Shares     (000s)
                              ---------     --------
--------------------------------------------------------------------------------
INVESTMENT FUNDS -- 94.7%
--------------------------------------------------------------------------------
SECTOR FUNDS -- 5.2%
--------------------------------------------------------------------------------
Excelsior Energy & Natural
  Resources Fund               116,340      $ 1,428
Red Oak Technology Select
 Fund+                         290,757        4,925
                                            -------
--------------------------------------------------------------------------------
                                              6,353
                                            -------
--------------------------------------------------------------------------------
SMALL-CAP / MID-CAP FUNDS -- 89.5%
--------------------------------------------------------------------------------
Accessor Small to Mid Cap
  Portfolio                    302,158        7,847
Baron Small Cap Fund+          584,454        8,217
Berger Small Cap Value Fund    294,258        6,097
Brazos Micro Cap Growth Fund   153,405        2,482
Fremont U.S. Micro-Cap Fund    333,884        9,469
Fremont U.S. Small Cap Fund     30,657          483
Longleaf Partners Realty Fund  533,398        7,116
Longleaf Partners Small Cap
 Fund                          215,037        4,853
Loomis Sayles Small Cap
  Growth Fund+                  42,906          811
Melody 4500 Fund, L.P.+**    1,605,081       18,314
PBHG Small Cap Value Fund      141,908        1,859
Pin Oak Aggressive Stock Fund   92,241        3,860
Robertson Stephens Diversified
  Growth Fund, Class A         152,293        4,078
Scudder Micro Cap Fund         137,093        1,967
Turner Small Cap Growth Fund+  217,304        8,168
Value Line Special Situations
 Fund                          377,687        8,343
Van Wagoner Micro Cap Fund+    151,717        3,805
Weitz Series Hickory Fund      326,098       12,402
                                           --------
                                            110,171
                                           --------

TOTAL INVESTMENT FUNDS
  (Cost $103,801)                           116,524
                                           --------

                               Number        Value
                              of Shares     (000s)
                              ---------     -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.0%
--------------------------------------------------------------------------------
CaymanTime Deposit
   4.75%*, 11/01/99          2,575,558     $  2,576
 First National Bank of Chicago
 Time Deposit
   4.75%*, 11/01/99          2,000,000        2,000
Republic National Bank
  Time Deposit
   4.75%*, 11/01/99          2,000,000        2,000
Morgan Guaranty London
  Time Deposit
   4.75%*, 11/01/99          2,000,000        2,000
                                           --------
Total Short-Term Investments
  (Cost $8,576)                               8,576
                                           --------

Total Investments -- 101.7%
  (Cost $112,377)                           125,100
                                           --------

OTHER ASSETS AND Liabilities, NET -- (1.7%)
  Other assets                                  115
  Liabilities                                (2,217)
                                           --------
                                             (2,102)
                                           --------

TOTAL NET ASSETS -- 100.0%                 $122,998
                                           ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL
 STATEMENTS.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999

                                 Number         Value
                                of Shares       (000s)
                                ---------      ---------
--------------------------------------------------------------------------------
INVESTMENT FUNDS -- 96.3%
--------------------------------------------------------------------------------
 Asian Funds -- 12.0%
Colonial Newport Japan Fund+     49,616       $  1,031
Colonial Newport Tiger Fund,
  Class A                       197,407          2,049
Scudder Japan Fund+             586,682          9,299
                                              --------
                                                12,379
                                              --------
--------------------------------------------------------------------------------
EUROPEAN FUNDS -- 4.3%
--------------------------------------------------------------------------------
Legg Mason Europe Fund,
 Class A                        114,477          2,933
WEBS-Germany Index Series        70,470          1,550
                                              --------
                                                 4,483
                                              --------
--------------------------------------------------------------------------------
INTERNATIONAL STOCK FUNDS -- 80.0%
--------------------------------------------------------------------------------
American Century International
  Discovery Fund,
  Institutional Class            392,487         4,965
American Century International
  Growth Fund, Institutional
  Class                          448,902         5,077
Artisan International Fund+      435,100         9,102
Driehaus International
  Growth Fund                    348,971         5,165
Federated International
  Equity Fund                    380,371         9,194
Federated International Small
  Company Fund                   222,583         6,435
Icon North Europe Region Fund     50,632           606
Ivy International Fund, Class A   44,607         1,995
Janus Overseas Fund              451,256        11,430
Montgomery Global Long-
  Short Fund                     103,105         2,346

                                 Number          Value
                               of Shares        (000s)
                                ---------      ---------
Northstar International Value
 Fund                            346,371       $ 5,109
Oakmark International Fund       141,822         2,005
Pilgrim International Small Cap
  Growth Fund, Class Q           270,106         8,570
SoGen Overseas Fund+             360,643         5,035
William Blair International
  Growth Fund                    284,408         6,032
                                               -------
                                                83,066
                                               -------
TOTAL INVESTMENT FUNDS
  (Cost $82,206)                                99,928
                                               -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.2%
--------------------------------------------------------------------------------
CaymanTime Deposit
4.75%*, 11/01/99                3,471,421     $  3,471
Republic National Bank
  Time Deposit
   4.75%*, 11/01/99             2,000,000        2,000
Morgan Guaranty London
  Time Deposit
   4.75%*, 11/01/99             2,000,000        2,000
                                               -------
Total Short-Term Investments
  (Cost $7,471)                                  7,471
                                              --------
Total Investments -- 103.5%
  (Cost $89,677)                               107,399
                                              --------
OTHER ASSETS AND LIABILITIES, NET -- (3.5%)
  Other assets                                     373
  Liabilities                                   (3,968)
                                              --------
                                                (3,595)
                                              --------
TOTAL NET ASSETS -- 100.0%                    $103,804
                                              ========


NOTES TO SCHEDULES OF INVESTMENTS
October 31, 1999

 +   Non-income producing security.
 *   Interest rate represents the yield on report date.
**   See Note 3 of Notes to Financial Statements.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
October 31, 1999

                                                              Schwab MarketManager Portfolios(TM)
                                                              -------------------------------------
                                                      Growth       Balanced       Small Cap    International
                                                    ---------     ----------     ------------  ------------
ASSETS
Investments, at value (Cost: $158,483,
   $112,191, $112,377, and $89,677, respectively)   $180,626       $121,781      $125,100       $107,399
Receivables:

Fund shares sold                                         149             55            76            347
   Dividends                                               9             31            --             --
   Interest                                               37             16            28             18
Prepaid expenses                                          10              9            11              8
                                                    --------       --------      --------       --------
     Total assets                                    180,831        121,892       125,215        107,772
                                                    --------       --------      --------       --------
LIABILITIES
Payables:
   Investments purchased                                   2             22         1,800          3,733
   Fund shares redeemed                                  160             36           373            183
   Investment advisory and administration fees            25             13            16              7
Accrued expenses                                          42             40            28             45
                                                    --------       --------      --------       --------

       Total liabilities                                 229            111         2,217          3,968
                                                    --------       --------      --------       --------
Net assets applicable to outstanding shares         $180,602       $121,781      $122,998       $103,804
                                                    ========       ========      ========       ========
NET ASSETS CONSIST OF:
Paid-in capital                                     $134,901       $ 99,145      $113,886       $ 71,953
  Undistributed/(overdistributed)net investment
    income                                               806          1,400         2,145           (143)
  Accumulated net realized gain (loss) on
    investments sold                                  22,752         11,646        (5,756)        14,272
Net unrealized appreciation on investments            22,143          9,590        12,723         17,722
                                                    --------       --------      --------       --------
                                                    $180,602       $121,781      $122,998       $103,804
                                                    ========       ========      ========       ========
PRICING OF SHARES:
Outstanding shares, $0.00001 par value (unlimited
    shares authorized)                                12,849          9,063        11,144          6,997
  Net asset value, offering and redemption price
    per share                                         $14.06         $13.44        $11.04         $14.84


See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS (in thousands)
For the year ended October 31, 1999

                                                                          Schwab MarketManager Portfolios(TM)
                                                      --------------------------------------------------------
                                                        Growth       Balanced       Small Cap    International
                                                      ------------  ------------  ------------   ------------
Investment income:
   Dividend                                           $ 2,760       $ 2,790        $ 3,314       $ 1,116
   Interest                                               158           123            109            72
                                                      -------       -------        -------       -------
     Total investment income                            2,918         2,913          3,423         1,188
                                                      -------       -------        -------       -------
Expenses:
   Investment advisory and administration fees          1,015           649            765           496
   Transfer agency and shareholder service fees           420           270            314           206
   Custodian fees                                          12             4              9             8
   Portfolio accounting fees                               25            16             19            12
   Registration fees                                       13            20             70             8
   Professional fees                                       28            26             31            26
   Shareholder reports                                     32            22             50            34
   Trustees' fees                                           5             5              6             5
   Other expenses                                           8             9              9             8
                                                      -------       -------        -------       -------
                                                        1,558         1,021          1,273           803
Less:expenses reduced (see Note 5)                       (717)         (481)          (645)         (390)
                                                      -------       -------        -------       -------
     Net expenses incurred by fund                        841           540            628           413
                                                      -------       -------        -------       -------
Net investment income                                   2,077         2,373          2,795           775
                                                      -------       -------        -------       -------
Net realized gain on investments:
     Net realized gain on investments sold             19,916        10,077          5,707        13,982
     Net realized gain received from underlying funds   2,831         1,397          4,813         1,240
                                                      -------       -------        -------       -------
       Net realized gain on investments                22,747        11,474         10,520        15,222
                                                      -------       -------        -------       -------
Change in net unrealized appreciation on investments:
     Net unrealized appreciation on investments        15,237         6,255         20,277        13,138
                                                      -------       -------        -------       -------
Net gain on investments                                37,984        17,729         30,797        28,360
                                                      -------       -------        -------       -------
Increase in net assets resulting from operations      $40,061       $20,102        $33,592       $29,135
                                                      =======       =======        =======       =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the years ended October 31,

                                                         Schwab MarketManager Portfolios(TM)
                                      -------------------------------------------------------------------------
                                           Growth           Balanced              Small Cap        International
                                      ---------------   ------------------  -------------------- ---------------
                                       1999     1998     1999       1998     1999     1998        1999      1998
                                      -------  ------   --------  ------   --------   --------   -------- ------
Operations:
   Net investment income             $ 2,077   $ 3,886  $ 2,373  $ 2,639  $ 2,795  $  4,681  $   775 $  2,378
   Net realized gain (loss) on
    investments                       19,916     1,116   10,077     (624)   5,707   (23,840)  13,982   (3,210)
   Net realized gain received from
     underlying funds                  2,831     1,940    1,397      804    4,813     7,711    1,240    2,360
   Change in net unrealized
    appreciation
     (depreciation) on investments    15,237    (3,418)   6,255     (812)  20,277    (4,764)  13,138    1,021
                                     --------   -------  -------  ------- -------  --------  -------  -------
   Increase (decrease) in net assets
     resulting from operations        40,061     3,524   20,102    2,007   33,592   (16,212)  29,135    2,549
                                     --------   -------  -------  ------- -------  --------  -------  -------
Dividends and distributions:
   Dividends to shareholders from net
     investment income                (2,077)   (3,302)  (2,373)  (2,017)    (673)   (4,998)    (775)  (2,348)
   Dividends in excess of net
     investment income                  (625)       --     (118)      --       --      (678)    (143)     (37)
   Distributions to shareholders from
     net capital gains                (3,029)   (3,461)      --   (1,265)      --        --       --   (2,152)
                                     --------   -------  -------  ------- -------  --------  -------  -------
   Total dividends and distributions
     to shareholders                  (5,731)   (6,763)  (2,491)  (3,282)    (673)   (5,676)    (918)  (4,537)
                                     --------   -------  -------  ------- -------  --------  -------  -------
Capital share transactions:

Proceeds from shares sold             40,223    68,937   38,953   56,699   20,774    27,954   47,140   28,116
   Net asset value of shares issued in
     reinvestment of dividends         5,639     6,623    2,389    3,111      642     5,420      879    4,313
   Payments for shares redeemed      (51,444)  (44,344) (29,966) (26,874) (59,884)  (89,989) (46,236) (37,723)
                                     --------   -------  -------  ------- -------  --------  -------  -------
   Increase (decrease) in net assets from
     capital share transactions       (5,582)   31,216   11,376   32,936  (38,468)  (56,615)   1,783   (5,294)
                                     --------   -------  -------  ------- -------  --------  -------  -------
Total increase (decrease) in net
 assets                               28,748    27,977   28,987   31,661   (5,549)  (78,503)  30,000   (7,282)
Net assets:
   Beginning of period               151,854   123,877   92,794   61,133  128,547   207,050   73,804   81,086
                                     --------   -------  -------  ------- -------  --------  -------  -------

End of period  (including  undistributed
  net investment  income (loss) of $806,
  $1,428, $1,400, $1,515, $2,145, $22,
  $(143), and $(12), respectively)  $180,602  $151,854  $121,781  $92,794 $122,998 $128,547 $103,804  $73,804
                                    ========  ========  ========  ======= ======== ======== ========  =======

Number of fund shares:
   Sold                                3,089     5,804    3,085    4,875    2,046     2,919    3,661    2,484
   Reinvested                            457       596      196      284       68       569       78      424
   Redeemed                           (3,980)   (3,798)  (2,386)  (2,362)  (6,075)   (9,240)  (3,716)  (3,399)
                                   ---------    --------   --------   --------   --------    --------  -------
   Net increase (decrease) in
     shares outstanding                 (434)    2,602      895    2,797   (3,961)   (5,752)      23     (491)
Shares outstanding:
   Beginning of period                13,283    10,681    8,168    5,371   15,105    20,857    6,974    7,465
                                     --------   -------  -------  ------- -------  --------  -------  -------
   End of period                      12,849    13,283    9,063    8,168   11,144    15,105    6,997    6,974
                                    ========  ========  ========  ======= ======== ======== ========  =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
                                               11/1/98-        11/1/97-        11/18/96-
SCHWAB MARKETMANAGER GROWTH PORTFOLIO         10/31/99        10/31/98         10/31/97
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           11.43          11.60            10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                         0.16           0.32             0.08
    Net realized and unrealized gain
      on investments                              2.91           0.11             1.66
------------------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations       3.07           0.43             1.74
 Less distributions:
    Dividends from net investment income         (0.16)         (0.29)           (0.14)
    Dividends in excess of net investment income (0.05)            --               --
    Distributions from capital gains             (0.23)         (0.31)              --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                          (0.44)         (0.60)           (0.14)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE AT END OF PERIOD                 14.06          11.43            11.60
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%)                                27.38           3.87            17.60(1)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to average
   net assets                                     0.50           0.50             0.50(2)
 Expense reductions reflected in above ratio      0.43           0.67             0.77(2)
 Ratio of net investment income to average
   net assets                                     1.23           2.66             2.07(2)
 Portfolio turnover rate                           284            384              192
 Net assets, end of period ($ x 1,000)         180,602        151,854          123,877

 1 Not annualized.
 2 Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40





------------------------------------------------------------------------------------------------------------------------------------
                                               11/1/98-         11/1/97-         11/18/96-
SCHWAB MARKETMANAGER BALANCED PORTFOLIO       10/31/99         10/31/98          10/31/97
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           11.36          11.38            10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                         0.27           0.36             0.17
    Net realized and unrealized gain
      on investments                              2.11           0.18             1.34
------------------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations       2.38           0.54             1.51
 Less distributions:
    Dividends from net investment income         (0.28)         (0.34)           (0.13)
 Dividends in excess of net investment income    (0.02)            --               --
------------------------------------------------------------------------------------------------------------------------------------

    Distributions from capital gains                --          (0.22)              --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                           0.30          (0.56)           (0.13)
NET ASSET VALUE AT END OF PERIOD                 13.44          11.36            11.38
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%)                                21.28           4.89            15.27(1)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to average
   net assets                                     0.50           0.50             0.50(2)
 Expense reductions reflected in above ratio      0.45           0.69             0.95(2)
 Ratio of net investment income to average
   net assets                                     2.20           3.21             3.03(2)
 Portfolio turnover rate                           244            353              171
 Net assets, end of period ($ x 1,000)        1121,781         92,794           61,133

 1 Not annualized.
 2 Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Financial Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                              11/1/98-        11/1/97-         9/16/97-
SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO     10/31/99        10/31/98         10/31/97
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            8.51           9.93            10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                         0.24           0.21             0.02
    Net realized and unrealized gain (loss)
      on investments                              2.34          (1.36)           (0.09)
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
      operations                                  2.58          (1.15)           (0.07)
    Less distributions:
    Dividends from net investment income         (0.05)         (0.21)              --
    Dividends in excess of net investment income    --          (0.03)              --
    Distributions from capital gains                --          (0.03)              --
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                          (0.05)         (0.27)              --
NET ASSET VALUE AT END OF PERIOD                 11.04           8.51             9.93
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%)                                30.38         (11.84)           (0.70)(1)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to average
    net assets                                    0.50           0.50             0.50(2)
 Expense reductions reflected in above ratio      0.51           0.69             0.75(2)
 Ratio of net investment income to average
    net assets                                    2.23           2.65             1.29(2)
 Portfolio turnover rate                           145            166               10
 Net assets, end of period ($ x 1,000)         122,998        128,547          207,050

 1 Not annualized.
 2 Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




------------------------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER INTERNATIONAL             11/1/98-       11/1/97-         11/1/96-         10/16/96-
    PORTFOLIO                                 10/31/99       10/31/98         10/31/97          10/31/96
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          10.58          10.86             9.91             10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                        0.11           0.34             0.17                --
    Net realized and unrealized gain (loss)
      on investments                             4.28           0.02             0.95             (0.09)
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
      operations                                 4.39           0.36             1.12             (0.09)
    Less distributions:
    Dividends from net investment income        (0.11)         (0.33)           (0.17)               --
    Dividends in excess of net investment
      income                                    (0.02)         (0.01)              --                --
    Distributions from capital gains               --          (0.30)              --                --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                         (0.13)         (0.64)           (0.17)               --
NET ASSET VALUE AT END OF PERIOD                14.84          10.58            10.86              9.91
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%)                               41.92           3.55            11.47             (0.90)(1)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of actual operating expenses to
   average net assets                            0.50           0.50             0.50              0.50(2)
 Expense reductions reflected in above ratio     0.47           0.70             0.80              2.91(2)
 Ratio of net investment income to average
   net assets                                    0.94           2.96             1.40              0.52(2)
 Portfolio turnover rate                          249            236              179                --
 Net assets, end of period ($ x 1,000)        103,804         73,804           81,086            59,180

 1 Not annualized.
 2 Annualized.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1999
(All currency amounts are in thousands unless otherwise noted.)

1.  DESCRIPTION OF THE FUNDS
The Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio, and Schwab MarketManager International Portfolio, (the "funds") are series of Schwab Capital Trust (the "trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition to the funds, the trust also offers the Schwab Total Stock Market Index Fund(TM), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab Analytics Fund(R), Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund and Institutional Select(TM) Small-Cap Value Index Fund. The assets of each series are segregated and accounted for separately.
2.  SIGNIFICANT  ACCOUNTING  POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
SECURITY VALUATION -- Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance
with the 1940 Act, for a given  day.   Investments  in  securities  traded  on
an exchange or in the over-the-counter market value are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Other investments, including limited partnerships, for which no quotations are readily available, are valued at fair value as determined by the funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees.
SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade-date basis (date the order
to buy or sell is executed). Dividend  income  and   distributions   to
shareholders are recorded on theex-dividend date. Interest income, (including accretion of discounts) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.
EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets. FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for tax purposes.

The aggregate gross unrealized appreciation and depreciation for securities held by the funds at October 31, 1999 (for financial reporting and federal income tax purposes) is as follows:

                                                  Net Unrealized       Appreciated        Depreciated
      Portfolio                                    Appreciation        Securities         Securities
      --------                                     ------------        ----------         ----------
      Schwab MarketManager Growth Portfolio         $ 22,143            $23,015            $  (872)
      Schwab MarketManager Balanced Portfolio          9,590             11,061             (1,471)
      Schwab MarketManager Small Cap Portfolio        12,723             14,164             (1,441)
      Schwab MarketManager International Portfolio    17,722             17,741                (19)

At October 31, 1999, the unused capital loss carryforwards, for federal income tax purposes with expiration dates, are as follows:
                                              Schwab MarketManager PortfoliosTM
                                             -----------------------------------
               Capital Loss Expirations                  Small Cap
               --------------------                     ----------
               12/31/05                                   $14,553
                                                        ----------
RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.
On the statements of assets and liabilities, the following reclassifications were made:

                                                   Undistributed
                                                  Net Investment
      Portfolio                                       Income     Paid-In Capital
      ------------                                  -----------  --------------
      Schwab MarketManager Growth Portfolio           $   3         $  (3)
      Schwab MarketManager Balanced Portfolio             3            (3)
      Schwab MarketManager Small Cap Portfolio            1            (1)
      Schwab MarketManager International Portfolio       12           (12)


3.  TRANSACTIONS WITH LIMITED PARTNERSHIPS
As of October 31, 1999, the MarketManager Growth Portfolio, the MarketManager Balanced Portfolio, and the MarketManager Small Cap Portfolio owned 2.7%, 3.7%, and 14.9% limited partnership ownership interests, respectively, in the Melody 4500 Fund, L.P. ("Melody"). Melody invests in publicly traded securities of small-to-medium capitalization issuers located in the United States and will attempt to equal or exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years. As stated in the partnership agreement, under normal market conditions, each fund can generally redeem up to 50% of its interest upon three business days notice to the general partner, and the remainder of the capital account as of the last business day of any calendar month on at least 30 days prior notice to the general partner.

4.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, each fund pays an annual fee, payable monthly, of 0.54% of the first $500 million of average daily net assets, and 0.49% of such net assets over $500 million. Prior to March 1, 1999, each fund paid an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, and 0.69% of the next $1 billion and 0.64% of such net assets over $2 billion. The investment adviser has reduced a portion of its fee for the year ended October 31, 1999 (see Note 5).
TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such net assets for shareholder services. Schwab has waived all of its transfer agency and shareholder service fees for the year ended October 31, 1999 (see Note 5). OFFICERS AND TRUSTEES -- Certain officers and trustees of the trust are also officers and/or directors of the investment adviser and/or Schwab. During the year ended October 31, 1999, the trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The funds incurred fees aggregating $21 related to the trust's unaffiliated trustees.
5. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB
The investment adviser and Schwab guarantee that through at least February 29, 2000, each fund's total operating expenses will not exceed 0.50% of the fund's average daily net assets, after waivers and reimbursements. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, taxes, foreign taxes and capital items. Schwab has agreed to waive its transfer agency and shareholder service fees through at least December 31, 2001. For the year ended October 31, 1999, the total of such fees and expenses reduced by the investment adviser was $297, $211, $331 and $184 for the Schwab MarketManager Growth, Schwab MarketManager Balanced, Schwab MarketManager Small Cap, and Schwab MarketManager International Portfolios, respectively, and the total of such fees reduced by Schwab was $420, $270, $314 and $206, respectively for the Schwab MarketManager Growth, Schwab MarketManager Balanced, Schwab MarketManager Small Cap, and Schwab MarketManager International Portfolios.
6. BORROWING AGREEMENT
The trust has lines of credit arrangements with The Bank of New York whereby the trust may borrow on behalf of the funds an aggregate amount of up to $250 million on a temporary basis to fund shareholder redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the funds. The funds borrowed against the lines of credit during the year, but as of October 31, 1999, there were no outstanding borrowings under these arrangements on behalf of the funds.

7.  INVESTMENT TRANSACTIONS
Aggregate purchases and sales of investment securities, other than short-term obligations and U.S. Government securities, for the year ended October 31, 1999, were as follows:
                                                                  Proceeds of
                                                                   sales and
   Portfolio                                     Purchases         maturities
   --------                                     ----------         ----------
   Schwab MarketManager Growth Portfolio         $445,349           $452,292
   Schwab MarketManager Balanced Portfolio        260,572            248,318
   Schwab MarketManager Small Cap Portfolio       178,331            216,021
   Schwab MarketManager International Portfolio   201,972            202,831

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of:
Schwab MarketManager Growth Portfolio,
Schwab MarketManager Balanced Portfolio,
Schwab MarketManager Small Cap Portfolio, and
Schwab MarketManager International Portfolio,

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio, and Schwab MarketManager International Portfolio (four of the portfolios constituting Schwab Capital trust, hereafter referred to as the "funds") at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
December 9, 1999

             THIS SPACE  RESERVED FOR YOUR  COMMENTS AND QUESTIONS.
              A SCHWAB  REPRESENTATIVE  WILL BE HAPPY TO ASSIST YOU.

             THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.-Registered Trademark-

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500-Registered Trademark- Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Total Stock Market Index Fund-TM-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

  [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  101 Montgomery Street, San Francisco, CA 94104

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  101 Montgomery Street, San Francisco, CA 94104

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 1999 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. MKT3812-2 (12/99)